                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-A
                                 December 1996
                            PAYMENT January 17, 1997
               6.90% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                 CUSIP#               393534AA0
                                 Trust Account #      33-31829-0
                                 Distribution Date:   January 17, 1997

SECURITIZED NET INTEREST MARGIN CERTIFICATES                         Per $1,000
----------------------------------------------
                                                             ORIGINAL
                                                             --------
1.   Amount Available                             6,164,492.18

Interest

2.   Aggregate Interest                           1,575,705.78        3.10178303

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest             1,575,705.78

5.   Monthly Interest

Principal

6.   Current month's principal
     distribution                                 4,588,786.40        9.03304409

7.   Remaining outstanding principal
     balance                                    269,447,001.12       530.4074825
     Pool Factor                                     .53040748

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date              407,915,968.93**

                                 December 1996
                            PAYMENT January 17, 1997
               6.90% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                 CUSIP#               393534AA0
                                 Trust Account #      33-31829-0
                                 Distribution Date:   January 17, 1997
                                    Page 2

SECURITIZED NET INTEREST MARGIN                                       PER $1,000
-------------------------------
CERTIFICATES                                                            ORIGINAL
------------                                                          ----------
9.   Aggregate amount on deposit in
     reserve funds:
     (i)  attributable to the Residual
          Assets                                 74,493,632.77
     (ii) attributable to this
          securitization                         23,262,259.02

10.  Aggregate principal balance of
     loans refinanced by Green Tree
     Financial Corp.                              2,329,084.52

11.  Weighted average CPR                         10.99%

12.  Weighted average CDR                          1.60%

13.  Annualized net loss percentage                0.82%

14.  Delinquency    30-59 day                      1.05%
                    60-89 day                      0.30%
                    90+ day                        0.61%
                    Total 30+                      1.96%

First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

     Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based on assumptions similar to those used in the previous period.

GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-A
December 1996
PAYMENT January 17, 1997

                                           Fee Assets
              -----------------------------------------------------------------
                     Guarantee     GNMA      Excess        Inside      Fee Asset
                        Fees      Excess  Servicing         Refi         Total
                     ---------  -------------------      -----------  ---------
MaHCS 1987-A         18,967.30             7,197.18         432.50     26,596.98
MaHCS 1987-B         48,591.82            19,179.25         425.11     68,196.18
MLMI 1987B           35,590.70             4,952.67       1,653.75     42,197.12
MLMI 1987C           42,603.44             8,608.86         631.71     51,844.01
MLMI 1988E           45,307.84             8,600.22       1,748.39     55,656.45
MLMI 1988H                 .00             8,400.57                     8,400.57
MLMI 1988Q                 .00            12,986.34                    12,986.34
MLMI 1988X                 .00             9,969.79                     9,969.79
MLMI 1989B                 .00             5,834.80                     5,834.80
MLMI 1989D                 .00            11,867.81                    11,867.81
MLMI 1989F           57,833.75            16,909.75       3,184.89     77,928.39
MLMI 1989H           11,984.43            14,674.07         678.94     27,337.44
MLMI 1990B                 .00             9,705.82         326.01     10,031.83
MLMI 1990D           19,750.50            13,942.29         832.15     34,524.94
MLMI 1990G           95,693.13            16,824.78       1,217.79    113,735.70
MLMI 1990I                 .00                  .00                          .00
MLMI 1991B                 .00                  .00                          .00
MLMI 1991D                 .00            18,557.15                    18,557.15
MLMI 1991G                 .00            25,661.26                    25,661.26
MLMI 1991I                 .00            27,202.30                    27,202.30
MLMI 1992B                 .00            91,585.58                    91,585.58
MLMI 1992D                 .00            46,036.27                    46,036.27
GTFC 1992-1         203,631.60            56,678.68      15,754.70    276,064.98
GTFC 1992-2         175,400.33            69,445.85       4,986.55    249,832.73
GTFC 1993-1         282,317.56            63,630.06       4,585.23    350,532.85
GTFC 1993-2         299,442.67           122,137.57      10,466.10    432,046.34
GTFC 1993-3         785,442.16           186,091.01      13,816.06    985,349.23
GTFC 1993-4                .00           212,075.40                   212,075.40
                  ------------  -------- ---------------------------------------
Conventional      2,122,557.23    .00  1,088,755.33      60,739.88  3,272,052.44

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-A
                                 December 1996
                            PAYMENT January 17, 1997

   GNMA Servicing Fees       2,418,819.10      39,762.32    2,458,581.42
   FHA Payment                (575,791,58)                   (575,791.58)
   Servicing                  (413,616.82)                   (413,616.82)
   Prepayment shortfalls       (35,735.78)                    (35,735.78)
   Liquidation Losses         (153,412.33)                   (153,412.33)
                             ------------      ---------    ------------
  GNMA                       1,240,262.59      39,762.32    1,280,024.91

Total amount of Guarantee Fees, GNMA Excess Spread, Excess
Servicing Fees, and Inside Refinance Payments                       4,552,077.35
Payment on Finance 1 Note                                           4,552,077.35

Allocable to Interest (current)                                       773,940.61

Allocable to accrued but unpaid Interest                                     .00

Accrued and unpaid Trustee Fees                                              .00

Allocable to Principal                                              3,778,136.74

Finance 1 Note Principal Balance                                  130,820,230.52

                          GREEN TREE FINANCIAL CORP.
                       NET INTEREST MARGIN TRUST 1994-A
                                 December 1996
                           PAYMENT January 17, 1997

                                          Inside
                        Residual           Refi            Total
                      ------------      ----------      ------------
MaHCS 1987-A                   .00                               .00
MaHCS 1987-B                   .00                               .00
MLMI 1987B                     .00                               .00
MLMI 1987C                     .00                               .00
MLMI 1988E                     .00          659.85            659.85
MLMI 1988H               41,170.99        1,656.19         42,827.18
MLMI 1988Q                3,549.52          597.47          4,146.99
MLMI 1988x                     .00             .00               .00
MLMI 1989B               19,291.75          972.91         20,264.66
MLMI 1989D                     .00             .00               .00
MLMI 1989F                     .00                               .00
MLMI 1989H                     .00                               .00
MLMI 1990B                     .00                               .00
MLMI 1990D                     .00                               .00
MLMI 1990G                     .00                               .00
MLMI 1990I                     .00       21,720.92         21,720.92
MLMI 1991B                     .00       39,182.29         39,182.29
MLMI 1991D               65,090.16        5,236.48         70,326.64
MLMI 1991G              145,378.78       15,914.15        161,292.93
MLMI 1991I              111,633.53       28,095.33        139,728.86
MLMI 1992B              519,394.78       52,561.02        571,955.80
MLMI 1992D                9,936,58       28,694.69         38,631.27
GTFC 1992-1                    .00                               .00
GTFC 1992-2                    .00                               .00
GTFC 1993-1                    .00                               .00
GTFC 1993-2                    .00                               .00
GTFC 1993-3                    .00                               .00
GTFC 1993-4             488,087.85       13,589.59        501,677.44
                      ----------------------------------------------
                      1,403,533.94      208,880.89      1,612,414.83


Total Residual and Inside
 Refinance Payments                                     1,612,414.83
                                                        ------------